UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 2, 2007

BASELINE OIL & GAS CORP.

(Name of registrant as specified in its charter)

Nevada	333-116890	30-0226902
(State or Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11811 N. Freeway (I-45), Suite 200

Houston, Texas 77060

(Address and telephone number of registrant’s principal executive offices and place of business)

Registrant’s telephone number: (281) 591-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 2, 2007, Baseline Oil & Gas Corp. (the “Company”) announced that it closed its acquisition of producing natural gas and oil properties located in Matagorda County, Texas for an adjusted cash consideration of $96.6 million. The effective date of the acquisition was June 1, 2007.

A copy of the Company’s press release dated October 2, 2007 is attached hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit	Name of Document

Exhibit 99.1	Form of press release, dated October 2, 2007, announcing completion of acquisition of certain oil and gas properties in South Texas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2007	BASELINE OIL & GAS CORP.

	By:	/s/ Thomas Kaetzer
Name: Thomas Kaetzer Title: Chief Executive Officer

Exhibit Index

Exhibit	Name of Document

Exhibit 99.1	Form of press release, dated October 2, 2007, announcing completion of acquisition of certain oil and gas properties in South Texas.